FORM OF AMENDMENT **Amendment Date :** 13 September, 2020

هيئـة المنطقـة الحرة بالحـمريـة
HAMRIYAH
FREE ZONE AUTHORITY

HFZ/LD/22632/LA/2020

LEASE & PERSONNEL SECONDMENT AGREEMENTS
DATED **11 September, 2008**
BETWEEN **HAMRIYAH FREE ZONE AUTHORITY**
(the "Landlord")
and **QUALITY INTERNATIONAL CO. LTD FZC** (the "Tenant")
(the "Agreements")

The Landlord and the Tenant hereby agree to revise the rent as follows:

"Clause 2". Rent for plot No. HD-22D (30843.00Sq.m), Total Area (30843.00 Sqm).

Year	Area (m2)	Rate/m2 (AED)	Gross Rent (AED)	Rent Holiday / Discount (AED)	Net Rent (AED)	Effective Rate /sqm
11/09/2020 - 10/09/2021	30,843.00	70.00	2,159,010	359,865	1,799,145	58.33
11/09/2021 - 10/09/2022	30,843.00	70.00	2,159,010	359,865	1,799,145	58.33
11/09/2022 - 10/09/2023	30,843.00	70.00	2,159,010	0	2,159,010	70

In the event of facility termination during the next 3 years, the rent holiday provided if any will be reversed in full.

The Lease period shall be **25** year(s) from lease agreement date. Any Tax as applied by UAE laws will be applicable on all rent, fees and charges

All other terms and conditions remain unchanged.

The Landlord and the Tenant hereby agree that this Amendment forms part of the Agreements and shall have the same force and effect as if expressly set out in the body of the Agreements. Except the aforesaid variations in accordance with the terms and conditions of this Amendment, the provisions of the Agreements shall continue in full force and effect and this amendment will supercede all previous understanding.

IN WITNESS whereof the parties hereto have caused this Amendment to be duly executed the day and year first before written

Signed **L & L Dept.**
For and on behalf of
Hamriyah Free Zone Authority

F & A Dept.

26/10.

By: **(Authorized Signatory)**

Signed
For and on behalf of
Quality International Co. Ltd FZC

By: **(Director/Manager)**

حكومة الشارقة هيئة المنطقة الحرة بالحمرية 3 Government of Sharjah HAMRIYAH FREE ZONE AUTHORITY

شركة الجودة الدولية المحدودة ش.م.ح QUALITY INTERNATIONAL CO. LTD. F.Z.C. TEL: 06-5134100 P.O.BOX : 50622 HFZ SHARJAH - U.A.E.

هيئة المنطقة الحرة بالحمرية
HAMRIYAH
FREE ZONE AUTHORITY

13/09/2020
Ref.: HFZ/FIN/22280/20

Quality International Co. Ltd FZC
License No.: **4378,4379**
P.O.Box: 50622,
Hamriyah Free Zone
Sharjah, U.A.E.
Tel: **97167480511**
Mob: **971504624140** Fax: **06-5134105**

RRP-3342

Kind Attn.: Ramakrishnan S Kodapully

Dear Sir,

Sub: **Rent Revision Amendment - Inner Harbour Phase 1 - HD-22D** (30,843sq.m.)
Ref.: Your Letter Ref: MD/32/2020 dtd. 05/09/2020

Following your request, our management is pleased to continue the existing discounted rate for two more years i.e. from 11/09/2020 to 10/09/2022 as a special case.

Thus, the rent for the next 3 years will be amended as follows:

Year	Rate/sqm (AED)	Gross Rent (AED)	Discount (AED)	Net Rent (AED)	Effective Rate/sqm
11/09/2020 - 10/09/2021	70.00	2,159,010	359,865	1,799,145	58.33
11/09/2021 - 10/09/2022	70.00	2,159,010	359,865	1,799,145	58.33
11/09/2022 - 10/09/2023	70.00	2,159,010	0	2,159,010	70.00

In the event of company termination during the next 3 years, the rent holiday/discount, if any provided will be reversed in full.

We look forward to your acceptance of the above lease rates. Kindly contact Leasing & Licencing Dept. (Ms. Haya 06 5133434 or haya.alkhayal@hfza.ae) to amend the lease agreement with the new rates.

Yours sincerely,

T V RAMESH
Chief Financial Officer

Cc: Director, MSC, L&L Dept

13/09/2020
Ref.: HFZ/FIN/22280/20

Quality International Co. Ltd FZC
License No.: **4378,4379**
P.O.Box: 50622,
Hamriyah Free Zone
Sharjah, U.A.E.
Tel: **97167480511**
Mob: **971504624140** Fax: **06-5134105**

RRP-3342

Kind Attn.: Ramakrishnan S Kodapully

Dear Sir,

Sub: **Rent Revision Amendment - Inner Harbour Phase 1 - HD-22D** (30,843sq.m.)
Ref.: Your Letter Ref: MD/32/2020 dtd. 05/09/2020

Following your request, our management is pleased to continue the existing discounted rate for two more years i.e. from 11/09/2020 to 10/09/2022 as a special case.

Thus, the rent for the next 3 years will be amended as follows:

Year	Rate/sqm (AED)	Gross Rent (AED)	Discount (AED)	Net Rent (AED)	Effective Rate/sqm
11/09/2020 - 10/09/2021	70.00	2,159,010	359,865	1,799,145	58.33
11/09/2021 - 10/09/2022	70.00	2,159,010	359,865	1,799,145	58.33
11/09/2022 - 10/09/2023	70.00	2,159,010	0	2,159,010	70.00

In the event of company termination during the next 3 years, the rent holiday/discount, if any provided will be reversed in full.

We look forward to your acceptance of the above lease rates. Kindly contact Leasing & Licencing Dept. (Ms. Haya 06 5133434 or haya.alkhayal@hfza.ae) to amend the lease agreement with the new rates.

Yours sincerely,

T V RAMESH
Chief Financial Officer

Cc: Director, MSC, L&L Dept